GE INSTITUTIONAL FUNDS

Supplement dated December 27, 2012

To the Statement of Additional Information Dated January 28, 2012, as supplemented on

March 12, 2012

On page 26 of the SAI, the third paragraph under “Futures Contracts and Options on Futures Contracts” is deleted in its entirety and replaced with the following:

The Funds will use futures contracts and options on futures contracts in accordance with the rules of the Commodity Futures Trading Commission (“CFTC”) pursuant to which the Trust avoids being deemed a “commodity pool operator.” Because of these investments, the Trust has claimed the applicable exemption under CFTC rules and is not registered or regulated as a commodity pool operator. In early 2012, the CFTC amended its rules to limit the ability of registered investment companies, such as the Trust, to use futures, options on futures and certain swaps and continue to rely on that CFTC exemption. Under the amended CFTC exemption, each Fund may invest in futures contracts, options on future contracts and certain swap agreements only (i) for bona fide hedging purposes within the meaning of CFTC regulations, or (ii) for other than bona fide hedging purposes if (1) the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the liquidation value of the Fund’s portfolio (after taking into account unrealized profits and unrealized losses on any such positions) and that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded from such 5%; or (2) the aggregate notional value of all non-hedge futures contracts including such contract (taken at market value at the time of entering that contract) does not exceed the liquidation value of the Fund’s portfolio (after taking into account unrealized profits and unrealized losses on any such positions). If a Fund could not satisfy these requirements, the investment strategy, disclosure and operations of the Fund would need to comply with all applicable regulations governing commodity pools and GEAM would be required to register as a commodity pool operator with respect to that Fund.

This supplement should be retained with your SAI for future reference.